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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

We, the undersigned directors of Washington Banking Company, hereby severally and individually constitute and appoint Michal D. Cann as the true and lawful attorney in fact for the undersigned, in any and all capacities, with full power of substitution, to sign the Registration Statement on Form S-8 covering the Company's 2005 Stock Incentive Plan (the "REGISTRATION STATEMENT"), and any and all amendments to the Registration Statement (including post-effective amendments), and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney in fact may lawfully do or cause to be done by virtue of this appointment. Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacity indicated on September 22, 2005.


SIGNATURE                                         TITLE


/s/ Jerry C. Chambers
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Jerry C. Chambers                                 Director

/s/ Marlen L. Knutson
------------------------
Marlen L. Knutson                                 Director

/s/ Karl C. Krieg, III
------------------------
Karl C. Krieg, III                                Director

------------------------
Jay T. Lien                                       Director

/s/ Robert B. Olson
------------------------
Robert B. Olson                                   Director

/s/ Anthony B. Pickering
------------------------
Anthony B. Pickering                              Director

/s/ Edward J. Wallgren
------------------------
Edward J. Wallgren                                Director